THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

WARRANT TO PURCHASE SHAREHOLDERSHIP SHARES OF DIXIE FOODS INTERNATIONAL, INC.

Company:	Dixie Foods International, Inc., a Florida C-Corporation (the "**Company**)
Number of Shares Of Common Stock Currently Outstanding:	**42,730,376**
Class of Securities Issued:	"**Warrants**" to purchase 400,000 shares of Common Stock of the Company (the "**Shares**").
Warrant Exercise Price	$0.84 per share (the "**Exercise Price**") subject to anti-dilution adjustment if any form of equity in the Company, other than options granted to Management pursuant to Board Resolution, is issued at a price per share lower than the Exercise Price
Issue Date:	October 31, 2014
Issued To:	Xinmin Liu, or upon written notice to the Company, any assignee of Liu who has been or is involved with him in assisting him securing EB-5 funding for the Company, collectively the "**Warrant Holder"**)
Expiration Date:	Three (3) years from the Issue Date
Registration Rights	The Company agrees to register the Shares underlying the Warrants within three (3) years of the issuance of the Warrants.

THIS WARRANT CERTIFIES THAT, in consideration of modification of certain other agreements between a subsidiary of the Company and the provided to the Company and for other good and valuable consideration, the Warrant Holders is entitled to purchase

the number of shares of Company Common Stock (the "**Shares**") of Dixie Foods International, Inc. (the "**Company**") at the initial exercise price per Share (the "**Warrant Exercise Price**") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. The Warrant Exercise Price shall be payable in cash or by transferring securities previously issued by the Company or a subsidiary thereof (including any limited liability company of which the Company or a subsidiary of the Company is a managing member). If the Exercise Price is paid by transferring such securities, they shall be deemed to have a value equal to the amount paid for such securities upon original issuance.

1.1 (a) Net Issuance Right. Holder shall have the right to exercise this Warrant, or any portion thereof (the "**Net Issuance Right**") for Warrant Stock as provide for herein at any time or from time to time during the exercise period specified hereof. Upon exercise of the Net Issuance Right with respect to a particular number of Warrant Stock subject to such Warrants, the Company shall calculate and deliver or cause to be delivered to the Holder (without payment by the Holder of any Purchase Price or any cash or other consideration) that number of fully-paid and non-assessable Warrant Shares equal to the quotient obtained by dividing (x) the value of such Warrants (or the specified portion hereof) on the Net Issuance Exercise Date, which value shall be determined by subtracting: (A) the aggregate Purchase Price of the Net Issuance Warrant Units immediately prior to the exercise of the Net Issuance Right from (B) the aggregate fair market value ("**FMV**")of the Net Issuance Warrant Stock issuance upon exercise of such Warrants (or the specified portion thereof) on the Net Issuance Exercise Date (as defined herein) by (y) the fair market value of one Warrant Share on the Net Issuance Exercise Date. Expressed as a formula, such net issuance exercise shall be computed as follows:

$$x' = \frac{B-A}{Y}$$

Where:

- "x" = the number of Warrant Shares issuance to the Holder thereof;
- "y" = the FMV of one Warrant Share as of the Net Issuance Date;
- "A" = the aggregate Exercise Amount (i.e.: net Issuance Shares x Purchase Price plus to the extent required, any and all applicable taxes and charges due in connection with the exercise of the applicable Warrants and the exchange of such Warrants for such Net Issuance Warrant Shares, and
- "B" = the aggregated FMV (i.e.: FMV x Net Issuance Warrant Shares.

FMV shall be defined herein as: xxx

1.2 .Admission of Holder as a New Shareholder. Promptly after Holder exercises or converts this Warrant, the Company shall take all actions reasonably necessary to

admit Holder as a shareholder of the Company.

1.3 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.4 Repurchase on Sale, Merger, or Consolidation of the Company.

1.4.1 "Acquisition." For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including, but not limited to, interests in a majority of its various restaurants) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.4.2 Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Exercise Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving Company to assume the obligations of this Warrant.

1.4.3 Non-assumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then Holder shall have the option either to (a) deem this Warrant to have been automatically converted in the manner specified by Holder in the Notice of Conversion and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company; or (b) require the Company to purchase this Warrant for cash upon the closing of the Acquisition for an amount per Share equal to the price to be received by the other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

2.1 Dividends, Splits, Reclassifications, Exchanges, Submissions, Etc. If the current class of common shares is reclassified into some new class, then the warrants will apply to that new class on the same terms as those agreed to herein.

2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event.

Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares or common stock pursuant to the terms of the Company's Bylaws upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3 Adjustments for Combinations, Etc. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of Shares, the Warrant Exercise Price shall be proportionately decreased.

2.4 No Impairment. The Company shall not, by amendment of its Bylaws or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Exercise Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Exercise Price of this Warrant is unchanged to reflect the terms agreed to herein.

2.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Exercise Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Manager setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Exercise Price in effect upon the date thereof and the series of adjustments leading to such Warrant Exercise Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

(a) Organization, Good Standing and Qualification. The Company is a c-Corporate duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b) All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Warrant, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) sale and delivery of the Warrant and the underlying Shares upon the exercise or conversion of this Warrant have been taken by the Company. This Warrant constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms.

(c) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities issuable upon conversion of the Warrant, shall, upon issuance, be validly issued, fully paid and non-assessable, and free of any liens and encumbrances.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its Shares, whether in cash, property, Shares, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional Shares of any class or series or other rights; (c) to effect any reclassification or recapitalization of Shares; or (d) to merge or consolidate with or into any other Company, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 30 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Shares will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above at least 30 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Shares will be entitled to exchange their Shares for securities or other property deliverable upon the occurrence of such event).

ARTICLE 4. MISCELLANEOUS.

4.1 Term: Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. If this Warrant has not been exercised prior to the Expiration Date, this Warrant shall be deemed to have been cancelled.

4.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF

COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter).

4.4 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Holder may transfer all or part of this Warrant to its "affiliates", as such term is defined in Rule 144 of the Securities Act of 1933, as amended, at any time provided that notice is given to the Company, and such affiliate shall then be entitled to all the rights of Holder under this Warrant and any related agreements, and the Company shall cooperate fully in ensuring that any Shares issued upon exercise of this Warrant is issued to in the name of the affiliate that exercises the Warrant. The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns.

4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first- class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time. All notices shall be addressed as follows:

If to Holder:

Xinmin Liu
1185 Almanor Lane
Palo Alto, CA 94303

If to Company:

Dixie Foods International, Inc.
Attn: Kenneth Antos, CEO
4033 South Dean Martin
Las Vegas, NV 89103

4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

4.7 Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable

attorneys' fees.

4.8 Governing Law and Venue. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to its principles regarding conflicts of law. The parties agree that the venue of any dispute arising out of or in connection with this Warrant shall be in the state and federal courts in King County, Washington.

Signature Page Follows

<u>SIGNATURES</u>

Executed this ___________ day of __________________, 2014, at ___________________________.

____

Please print above the exact name(s) in which the Shares are to be held

The undersigned hereby represents he has read this entire Subscription Agreement.

Address to Which Correspondence Should be Directed:

____
Signature

____

____
Street address

____
City, State and Zip Code

____
Tax Identification or Social Security Number

(______)___________________________
Telephone Number

EXHIBIT A

NOTICE OF EXERCISE OR CONVERSION

CHECK A BOX BELOW

☐ The undersigned hereby elects to purchase ____Shares of Dixie Foods International, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full.

☐ The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in Section 1.1(a) of the Warrant. This conversion is exercised with respect to ______________ of the Shares covered by the Warrant.

Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

Xinmin Liu

____

____

Or Registered Assignee set forth below:

____

____

The undersigned represents that it is an "Accredited Investor" as defined under Rule 501(a) of the Securities Act of 1933, as amended and is acquiring the Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

____________ or Registered Assignee

____

(Signature)

(Date) ______________________________